EXHIBIT 10.6

Description of Sales Executive Compensation Plan

And Summary Forms of Notice

[Name]

Annual Target Compensation Mix

Base Salary:

Target Incentive (TI):                                                              % of Base Salary

On Target Earnings (OTE):

OTE Quarterly Plan Components

I. Quarterly Geographic (Products & Service) Revenue Bonus:

•                  Quarterly Revenue Bonus equals      % of TI (     % of TI each quarter).

•                  Paid quarterly based on performance against quarterly revenue plan.

•                  Quarterly bonus payment per Table I, Schedule A

•                  If both the Quarterly Revenue and the Quarterly Geographic Contribution Margin (dollar) plans are met or exceeded (i.e. achievement on both is >100%) in the same quarter, payment for the revenue bonus will be paid on a higher schedule.  (Table I, Schedule B).

II. Quarterly Geographic Contribution Margin:

•                  The Quarterly Geographic Contribution Margin represents      % of TI (     % TI each quarter).

•                  Paid quarterly based on performance against Quarterly Geographic Contribution Margin Plan.

•                  Quarterly bonus payment per Table II.

•                  Measurement is based on Geographic Contribution Margin dollars.

Approved by:                                                           Date:

Definitions:

Base Salary: The non-variable portion of total on-target earnings (OTE).

Target Incentive (TI): Total variable amount an Executive would receive by meeting his/her targets.

On-Target-Earnings (OTE): Total cash paid to an Executive for meeting specified individual targets.

TABLE I: Quarterly Revenue Bonus Payment Schedules			TABLE II: Quarterly Geographic Contribution Margin Payment Schedule
% Achieved	Schedule A % of Quarterly Revenue Bonus Paid	Schedule B % of Quarterly Revenue Bonus Paid When Quarterly Contribution Margin is Met	% Achieved	% of Quarterly Contribution Margin Bonus Paid

Payment Calculations: For purposes of bonus payment calculations, actual achievement will be rounded to a whole number using conventional rounding (i.e. .01 - .49 will be rounded DOWN .5 - .99 will be rounded UP)

FY ‘05 Executive Compensation Plan

[Name]

Annual Target Compensation Mix

Base Salary:

Target Incentive (TI):                                                                              % of Base Salary

On Target Earnings (OTE):

OTE Quarterly Plan Components

I. Quarterly Product Group Revenue Bonus:

•                  Quarterly Revenue Bonus equals      % of TI(     % of TI each quarter).

•                  Paid quarterly based on performance against quarterly Product Group revenue plan.

•                  Quarterly bonus payment per Table I

II. Quarterly Product Group Gross Margin:

•                  The Quarterly Product Group Gross Margin represents      % of TI (     %TI each quarter).

•                  Paid quarterly based on performance against Quarterly Product Group Gross Margin Plan.

•                  Quarterly bonus payment per Table II.

Approved by:                                                 Date:

Definitions:

Base Salary: The non-variable portion of total on-target earnings (OTE).

Target Incentive (TI): Total variable amount an Executive would receive by meeting his/her targets.

On-Target-Earnings (OTE): Total cash paid to an Executive for meeting specified individual targets.

TABLE I: Quarterly Revenue Bonus Payment Schedules		TABLE II: Quarterly Product Group Gross Margin Bonus Payment Schedule
% Achieved	% of Quarterly Product Revenue Bonus Paid	% Achieved	% of Quarterly Gross Margin Bonus Paid

Payment Calculations: For purposes of bonus payment calculations, actual achievement will be rounded to a whole number using conventional rounding (i.e. .01 - .49 will be rounded DOWN .5 - .99 will be rounded UP)

FY ‘05 Executive Compensation Plan

[Name]

Annual Target Compensation Mix

Base Salary:

Target Incentive (TI):	% of Base Salary

On Target Earnings (OTE):

OTE Quarterly Plan Components

I. Quarterly Strategic Technology Initiative Contract Bonus (Q1 & Q2 only):

•      Quarterly Contract Bonus equals     % of TI.

•      A one-time payment based on the successful completion of the contract. Determination of the successful completion will be made by Finance and Legal.

•      The maximum payout for this opportunity is    % of TI.

II. Quarterly Strategic Technology Initiative Revenue Bonus (Q3 & Q4 only):

•      Quarterly Revenue Bonus equals      of TI (     % of TI each quarter).

•      Paid quarterly based on performance against quarterly Strategic Technology Initiative revenue plan.

•      Quarterly bonus payment per Table I

III. Quarterly Strategic Technology Initiative Gross Margin (Q3 & Q4 only):

•      The Quarterly Product Group Gross Margin Bonus represents     % of TI (     %TI each quarter).

•      Paid quarterly based on performance against Quarterly Strategic Technology Initiative Gross Margin Plan.

•      Quarterly bonus payment per Table II.

Approved by:	Date:

Definitions:

Base Salary: The non-variable portion of total on-target earnings (OTE).

Target Incentive (TI): Total variable amount an Executive would receive by meeting his/her targets.

On-Target-Earnings (OTE): Total cash paid to an Executive for meeting specified individual targets.

TABLE I: Quarterly Revenue Bonus Payment Schedule		TABLE II: Quarterly Product Group Gross Margin Bonus Payment Schedule
% Achieved	% of Quarterly Product Revenue Bonus Paid	% Achieved	% of Quarterly Gross Margin Bonus Paid

Payment Calculations: For purposes of bonus payment calculations, actual achievement will be rounded to a whole number using conventional rounding (i.e. .01 - .49 will be rounded DOWN .5 - .99 will be rounded UP)